SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2013

American Sands Energy Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53167	87-0405708
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

4760 South Highland Drive, Suite 341, Salt Lake City, Utah	84117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 699-3966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2013, we entered into amendments to the employment agreements dated February 16, 2012, between the Company and Daniel F. Carlson and Andrew Rosenfeld. Section 7 of each of the original employment agreements provided that the agreement would be terminated as of June 30, 2012, if certain financing events had not occurred, unless the agreement is extended by mutual consent. The amendment extends the agreement through June 30, 2013.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment dated January 14, 2013, to Employment Agreement of Daniel Carlson
99.2	Amendment dated January 14, 2013, to Employment Agreement of Andrew Rosenfield

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Sands Energy Corp.

Date: January 15, 2013	By	/s/ William C. Gibbs
William C. Gibbs, Chief Executive Officer

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